Exhibit 10.3


                             Joint Filing Agreement


     The undersigned hereby agree that the statement on Schedule 13D with respect to the shares of Common Stock of Commonwealth Telephone Enterprises, Inc. is, and any amendment thereto signed by each of the undersigned shall be, filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.

Dated:  February 8, 2002

LEVEL 3 DELAWARE HOLDINGS, INC.

By:      /s/ Neil J. Eckstein
         Neil J. Eckstein

ELDORADO EQUITY HOLDINGS, INC.

By:      /s/ Thomas C. Stortz
         Thomas C. Stortz